Exhibit 10.9

EIGHTEENTH AMENDMENT TO SENIOR FIRST LIEN CREDIT AGREEMENT

This Eighteenth Amendment to Senior First Lien Credit Agreement (this “Amendment”) is entered into effective as of January 24, 2014 (the “Eighteenth Amendment Date”) among Empire Energy E&P, LLC, a Pennsylvania limited liability company (“Empire E&P”) and Empire Energy USA, LLC, a Delaware limited liability company (“Empire USA” together with Empire E&P and Empire USA, each a “Borrower” and collectively, “Borrowers”), and Macquarie Bank Limited, a bank incorporated under the laws of Australia, as lender (“Lender”; together with Borrowers, and the other undersigned parties hereto, each a “Party” and, collectively, the “Parties”).

Background

A.           Borrowers and Lender have previously entered into a Senior First Lien Secured Credit Agreement dated February 26, 2008 (as amended by the First Amendment to Credit Agreement dated March 18, 2009, the Second Amendment to Credit Agreement dated May 22, 2009, the Third Amendment to Credit Agreement dated November 2, 2009, the Fourth Amendment to Credit Agreement dated December 23, 2009, the Fifth Amendment to Credit Agreement dated March 23, 2010, the Sixth Amendment to Credit Agreement dated April 16, 2010, the Seventh Amendment to Credit Agreement dated May 21, 2010, the Eighth Amendment to Credit Agreement dated May 28, 2010, the Ninth Amendment to Credit Agreement dated June 3, 2010, the Tenth Amendment to Credit Agreement dated June 11, 2010, the Eleventh Amendment to Credit Agreement dated June 18, 2010, the Twelfth Amendment to Credit Agreement dated July 1, 2010, the Thirteenth Amendment to Credit Agreement dated December 23, 2010, the Fourteenth Amendment to Credit Agreement dated April 15, 2011, the Fifteen Amendment to Credit Agreement dated May 11, 2011, the Sixteenth Amendment to Credit Agreement dated July 17, 2012, the Seventeenth Amendment to Credit Agreement dated January 15, 2013, and as otherwise amended, modified and restated from time to time, collectively, the “Credit Agreement”).

B.           Mark S. Wallach as (“Seller”), in his capacity as chapter 7 trustee for the bankruptcy estate of Norse Energy Corp., USA, a New York corporation (“Norse”), and Empire E&P and its to-be-formed affiliate (the “Buyer”) and Empire E&P will enter into certain agreements, which will include the Norse APA (defined below) and the JOA (defined below), regarding the Norse Properties (defined below), and Empire E&P requested that Lender make a loan available under the Credit Agreement to fund a portion of the Norse DR Payments (defined below).

C.           Borrowers and Lender desire to modify certain terms and conditions of the Credit Agreement with regards to, among other things, Lender advancing Loans to Borrowers to fund a portion of the Norse DR Payments.

D.           Lender is willing to amend the Credit Agreement pursuant to the terms and conditions of this Amendment.

E.           Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.          New Definitions and Modifications to Existing Definitions. Article I of the Credit Agreement is modified as follows:

(a)          Each of the following new definitions is inserted in its proper alphabetical order as follows:

“Eighteenth Amendment” means the Eighteenth Amendment to this Credit Agreement dated as of the Eighteenth Amendment Date executed by Borrowers, Guarantor and Lender.

“Eighteenth Amendment Date” means January 24, 2014.

“JOA” means a Joint Operating Agreement between Buyer and Empire Energy E&P, subject to which 51% of the assets will be assigned to Empire E&P.

“Norse” means Norse Energy Corp., USA, a New York corporation (in Chapter 7).

“Norse APA” means an Asset Purchase Agreement by and between Seller and Buyer in relation to the Norse Properties.

“Norse DR Payments” means the fiends Empire E&P is required to pay for delay rental payments in relation to the Norse Properties from or about October 2013 through to June 2015.

“Norse Properties” means the properties to be acquired by Empire E&P pursuant to the Norse APA.

(b)          Each of the following definitions are deleted in their entirety and replaced with the following text:

“Contract Rate” means the lesser of the Highest Lawful Rate or the following rate:

(a)          in relation to Tranche A Term Loans and Tranche B Term Loans, a rate per annum equal to the LIBOR plus the Applicable Margin for the LIBOR, or the Prime Rate plus the Applicable Margin for the Prime Rate, as selected by Borrowers in a Selection Notice or in accordance with Section 2.5;

(b)          in relation to Tranche C-1 Term Loans, a rate per annum equal to the LIBOR plus five percent (5.00%);

(c)          in relation to Tranche C-2 Term Loans, a rate per annum equal to the LIBOR plus four and one-half percent (4.50%);

(d)          in relation to Tranche C-3 Term Loans, a rate per annum equal to the LIBOR plus five percent (5.00%);

(e)          in relation to Tranche C-4 Term Loans, a rate per annum equal to the LIBOR plus four and one-half percent (4.50%);

(f)          in relation to Tranche D Term Loans, a rate per annum equal to the LIBOR plus five percent (5.00%); and

(g)          in relation to the Bridge Loan, a rate per annum equal to the LIBOR plus seven percent (7.00%).

“Tranche” means any of Tranche A-1 Term Loan, Tranche A-2 Term Loan, Tranche B Term Loan, Tranche C-1 Term Loan, Tranche C-2 Term Loan, Tranche C-3 Term Loan, Tranche C-4 Term Loan and Tranche D Term Loan.

“Tranche C Term Loan” means the Tranche C-1 Term Loan, Tranche C-2 Term Loan, Tranche C-3 Term Loan and Tranche C-4 Term Loan, collectively.

“Tranche D Term Loan” has the meaning assigned to that term in Section 2.1(b)(viii).

(c)          Subsections (e)-(g) of the definition “Availability Termination Date” is deleted in its entirety and replaced with the following:

(e)          for Tranche C Term Loans, 30 June 2015; and

(f)          for Tranche D Term Loans, 31 December 2014;

2.          Additional Amendments to the Credit Agreement.

(a)          Section 2.l(b)(vii), Tranche D Term Loan, of the Credit Agreement is deleted in its entirety and replaced with the following new subparts (vii) and (viii):

(vii) Tranche C-4 Term Loan. Up to Two Million Dollars ($2,000,000.00) in committed funds (“Tranche C-4”) shall be available upon satisfaction of the conditions set out in Section 8 of the Eighteenth Amendment and shall be used to (A) $1,000,000 to fund a portion of the Norse DR Payments together with the capitalization of Advance fees due on Advances under this tranche and (B) $1,000,000 for working capital purposes (“Tranche C-4 Term Loan”). No Advance Fee will be payable in relation to any Advance under Tranche C-4.

(viii) Tranche D Term Loan. Up to Seventy-Nine Million Four Hundred Seventy-Eight Thousand Four Hundred Ninety-Five Dollars And Twenty-Three cents ($79,478,495.23) in uncommitted funds shall be used for the acquisition of additional Properties and the further development of all the Properties as approved by Lender in its sole discretion and Advance Fees (“Tranche D Term Loan”).

(b)          A new Section 9.3(r) is added to the Credit Agreement as follows:

(r)          if the Advance is requested under Section 2.l(b)(vii)(A), Borrowers have delivered to Lender a true and complete copy of the Norse APA and the JOA, and both the Norse APA and the JOA are reasonably acceptable to Lender.

3.          Amounts Outstanding and Remaining Availability. The Parties agree and acknowledge that (i) $24,360,000.00 under the Tranche C-1 Term Loan has been advanced and $19,585,870.65 in principal (excluding interest accruing since the last Payment Date) remains outstanding as of the Eighteenth Amendment Date; (ii) $35,541,005.70 under the Tranche C-2 Term Loan has been advanced and $12,950,813.21 in principal (excluding interest accruing since the last Payment Date) remains outstanding as of the Eighteenth Amendment Date; (iii) $1,725,500.00 under the Tranche C-3 Term Loan has been advanced and $0 remains outstanding as of the Eighteenth Amendment Date; and (iv) no amounts have been advanced under the Tranche D Term Loan as of the Eighteenth Amendment Date. As of the Eighteenth Amendment Date, no availability remains under any of Tranche C-1, Tranche C-2 or Tranche C-3.

4.          Reaffirmation of Representations and Warranties. Each Borrower, to induce Lender to enter into this Amendment, hereby reaffirms, as of the Eighteenth Amendment Date (except to the extent the previous representations and warranties speak as to a certain date), its representations and warranties contained in Article IV of the Credit Agreement and in all other Loan Documents.

5.          Guarantor. Empire Energy Group Limited (formerly Imperial Corporation Limited), an entity organized under the laws of New South Wales, Australia (“Guarantor”), hereby reaffirms and ratifies (i) the Guaranty and any Security Document to which it is a party and the respective warranties, representations and covenants set forth therein and (ii) the warranties, representations and covenants set forth in the Credit Agreement, as amended hereby, regarding Guarantor.

6.          Ratification of Liens and Security Interests. Each Borrower hereby acknowledges and ratifies the existence and priority of the Liens granted by each Borrower in favor of Lender in and to the Collateral and represent, warrant and covenant that such liens and security interests are valid, existing and in full force and effect.

7.          Ratification of Subordination Agreement. Each Borrower hereby acknowledges and ratifies the Subordination Agreement entered into among the parties thereto as of the Closing Date and represents and warrants that there are no liens or security interest securing the Subordinated Debt (as defined in the Subordination Agreement) and that such agreement is in full force and effect.

8.          Conditions Precedent. This Amendment shall be effective once each of the following has occurred and/or has been satisfied as determined by Lender:

(a)          This Amendment executed by the Parties hereto has been delivered to Lender;

(b)          An Option Deed executed by Guarantor has been delivered to Lender together with all other documents contemplated therein or thereby;

(c)          Payment of all fees and expenses of and incurred by Lender regarding this Amendment, the Advances hereunder and the Loan Documents related hereto, including, without limitation, all reasonable fees of counsel to Lender invoiced on or prior to Eighteenth Amendment Date, has been received by Lender; and

(d)          Such other documents or deliverables as Lender may request have been received by Lender.

9.          Conditions Subsequent. Contemporaneous with the closing of the Norse APA, Borrowers shall deliver such Security Documents and other deliverables required pursuant to the Credit Agreement (including, without limitation, Section 8.1 (Delivery of Additional Documents; Power of Attorney) of the Credit Agreement) and as Lender may otherwise request in its sole discretion.

10.         Representations and Warranties. The Parties hereto (other than Lender) represent and warrant to Lender that (a) they possess all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite company action, (c) no other consent of any Person (other than Lender), other than those already obtained, is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not and will not violate (i) any provision of law, (ii) the Charter Documents of such Parties or (iii) any agreement binding upon such Parties or any of their respective properties, and (e) no Default or Event of Default has occurred and is continuing. The Parties hereto (other than Lender) further represent and warrant to Lender that this Amendment represents the legal, valid and binding obligations of each such Party enforceable against each such Party in accordance with its terms subject, as to enforcement, only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

11.         Scope of Amendment. This Amendment is a Loan Document. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment and any amendments to any other Loan Documents executed in connection herewith, the Loan Documents to which each Party (other than Lender) is a party, are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Any course of dealing among the Parties hereto (other than Lender) or Lender or any other Person will not be deemed to have altered or amended the Credit Agreement or affected any Party’s right to enforce the Credit Agreement as written.

12.         Release of Lender. To induce Lender to provide the financial accommodations set out in this Amendment, the Parties (other than Lender) hereto hereby release Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the execution of this Amendment.

13.         Miscellaneous.

(a)          Form. Each agreement, document, instrument or other writing to be furnished to Lender in connection with this Amendment must be in form and substance satisfactory to Lender and its counsel.

(b)          Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c)          Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution and recording, as applicable, of this Amendment and the other documents related hereto, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(d)          Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(e)          Assignment. No Party shall assign this Amendment or any part hereof without the prior written consent of the other Parties.

(f)          Further Assurances. The Parties agree (i) to use commercially reasonable efforts to take, or cause to be taken, all actions reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Amendment, (ii) to execute any documents, instruments or filings, including without limitation Uniform Commercial Code filings, any local county filings and any necessary amendments or restatements of any applicable collateral documents, of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated under this Amendment, and (iii) to cooperate with each other Party in connection with the foregoing. The Parties (other than Lender) authorize Lender to attach any schedules, exhibits, legal descriptions or recording information that may be required by any recording office upon the filing of this Amendment.

(g)          Interpretation. Wherever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(h)          Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument.

(i)          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(j)          Entirety.  This amendment and the other loan documents (as amended hereby) represent the final agreement by and among Borrowers, Lender and the other parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements among the parties.

[Signatures are on the immediately following page]

LENDER:

MACQUARIE BANK LIMITED,
a bank incorporated under the laws of Australia

By:
Name:
Title:

By:
Name:
Title:

Macquarie POA Ref #938 dated 22 November 2012 expiry 30 November 2014, signed in Sydney

BORROWERS:

EMPIRE ENERGY E&P, LLC, a Pennsylvania limited liability company

By:	/s/ Bruce W. McLeod
Bruce W. McLeod
President and CEO

EMPIRE ENERGY USA, LLC, a Delaware limited liability company

By:	/s/ Bruce W. McLeod
Bruce W. McLeod
Chairman and CEO

GUARANTOR:

EMPIRE ENERGY GROUP LIMITED (formerly IMPERIAL CORPORATION LIMITED), a corporation duly incorporated and existing under the laws of Australia

By:	/s/ Bruce W. McLeod
Bruce W. McLeod
Director

By:	/s/ Bruce W. McLeod
Rachel Ryan
Company Secretary